UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2004

Guaranty Federal Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

43-1792717
(I.R.S. employer identification number)

0-23325
(Commission file number)

1341 West Battlefield
Springfield, Missouri 65807
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (417) 520-4333
Not applicable
(Former name or former address, if changed since last report)

INCLUDED INFORMATION

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number Description

99.1 Press release, dated March 9, 2004 (furnished with respect to Item 9)

Item 9. Regulation FD Disclosure

On March 9, 2004, Guaranty Federal Bancshares, Inc.issued a press release announcing the hiring of Shaun Burke as President and CEO of its subsidiary, Guaranty Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guaranty Federal Bancshares, Inc.

By:
/s/ Don M. Gibson______________
Don M. Gibson
President and Chief Executive Officer

Date: March 9, 2004